Effective August 5, 2015
Seversky Tube Works Name
Changed
to Seversky Tube Works,
PJSC


EXHIBIT A
AMERICAN DEPOSITARY
SHARES

Each American Depositary
Share represents ten 10
deposited Shares
IT IS EXPECTED THAT
SHARES DEPOSITED
HEREUNDER WILL BE
REGISTERED ON THE
SHARE REGISTER
MAINTAINED BY THE
RUSSIAN SHARE
REGISTRAR OF
SEVERSKY TUBE WORKS
IN THE NAME OF THE
BANK OF NEW YORK AS
DEPOSITARY OR ITS
NOMINEE OR OF THE
CUSTODIAN OR ITS
NOMINEE. OWNERS AND
HOLDERS SHOULD BE
AWARE, HOWEVER,
THAT RUSSIAS SYSTEM
OF SHARE
REGISTRATION AND
CUSTODY CREATES
CERTAIN RISKS OF LOSS
THAT ARE NOT
NORMALLY
ASSOCIATED WITH
INVESTMENTS IN THE
UNITED STATES
SECURITIES MARKETS.
THE DEPOSITARY WILL
NOT BE LIABLE FOR THE
UNAVAILABILITY OF
SHARES, OR FOR THE
FAILURE TO MAKE ANY
DISTRIBUTION OF CASH
OR PROPERTY WITH
RESPECT THERETO AS A
RESULT OF SUCH
UNAVAILABILITY.
THE DEPOSITARY HAS
BEEN ADVISED BY
RUSSIAN COUNSEL
THAT COURTS IN THE
RUSSIAN FEDERATION
WILL NOT RECOGNIZE
OR ENFORCE
JUDGMENTS OBTAINED
IN THE FEDERAL
COURTS OF THE UNITED
STATES OF AMERICA OR
THE COURTS OF THE
STATE OF NEW YORK.
THE BANK OF NEW
YORK
AMERICAN DEPOSITARY
RECEIPT
FOR 	 SHARES OF
THE PAR VALUE OF 5,000
RUBLES EACH OF
SEVERSKY TUBE WORKS
INCORPORATED UNDER
THE LAWS OF THE
RUSSIAN FEDERATION
      The Bank of New
York as depositary
hereinafter called the
Depositary, hereby certifies
that , or registered assigns IS
THE OWNER OF
AMERICAN DEPOSITARY
SHARES
representing deposited
ordinary shares, par value
5,000 Rubles, herein called
Shares of Seversky Tube
Works, incorporated under
the laws of the Russian
Federation herein called the
Company. The term
Depositary shall include The
Bank of New York
International Nominees, a
New York partnership, as
nominee of The Bank of New
York in whose name Shares
are registered pursuant to the
Deposit Agreement as such
term is hereinafter defined.
At the date hereof, each
American Depositary Share
represents ten 10 Shares
deposited or subject to
deposit under the Deposit
Agreement as such term is
hereinafter defined at the
Moscow, Russian Federation,
office of Internationale
Nederlanden Bank Eurasia
herein called the Custodian.
The Depositarys Corporate
Trust Office is located at a
different address than its
principal executive office. Its
Corporate Trust Office is
located at 101 Barclay Street,
New York, New York 10286,
and its principal executive
office is located at 48 Wall
Street, New York, New York
10286.
THE DEPOSITARYS
CORPORATE TRUST
OFFICE ADDRESS IS
101 BARCLAY STREET,
NEW YORK, NEW YORK
10286


1.	THE DEPOSIT
AGREEMENT.
      This American
Depositary Receipt is one of
an issue herein called
Receipts, all issued and to be
issued upon the terms and
conditions set forth in the
deposit agreement, dated as
of February 5, 1996, herein
called the Deposit
Agreement, by and among
the Company, the Depositary,
and all Owners and holders
from time to time of Receipts
issued thereunder, each of
whom by accepting a Receipt
agrees to become a party
thereto and become bound by
all the terms and conditions
thereof. The Deposit
Agreement sets forth the
rights of Owners and holders
of the Receipts and the rights
and duties of the Depositary
in respect of the Shares
deposited thereunder and any
and all other securities,
property and cash from time
to time received in respect of
such Shares and held
thereunder such Shares,
securities, property, and cash
are herein called Deposited
Securities. Copies of the
Deposit Agreement are on
file at the Depositarys
Corporate Trust Office in
New York City and at the
office of the Custodian.
      The statements made
on the face and reverse of this
Receipt are summaries of
certain provisions of the
Deposit Agreement and are
qualified by and subject to
the detailed provisions of the
Deposit Agreement, to which
reference is hereby made.
Capitalized terms defined in
the Deposit Agreement and
not defined herein shall have
the meanings set forth in the
Deposit Agreement.
      2.	SURRENDER
OF RECEIPTS AND
WITHDRAWAL OF
SHARES.
      Upon surrender at the
Corporate Trust Office of the
Depositary of this Receipt
accompanied by such
documents as the Depositary
may require including a
purchasesale contract relating
to the transfer of the Shares,
and upon payment of the fees
and expenses of the
Depositary provided in this
Receipt, and subject to the
terms and conditions of the
Deposit Agreement, the
Owner hereof is entitled to
delivery, to him or upon his
order, of the Deposited
Securities at the time
represented by the American
Depositary Shares for which
this Receipt is issued.
Delivery of such Deposited
Securities may be made by
the delivery of a certificates
or other documents
evidencing title including
extracts from the Share
Register in the name of the
Owner hereof or as ordered
by him or properly endorsed
or accompanied by proper
instruments of transfer and b
any other securities, property
and cash to which such
Owner is then entitled in
respect of this Receipt. The
Depositary shall direct the
Custodian or its agents to
cause the transfer and
recordation by the Russian
Share Registrar on the Share
Register of the Shares being
withdrawn in the name of
such Owner or as directed by
him as above provided, and
the Company shall ensure
that such transfer and
recordation is promptly
effected. Upon such transfer
and recordation, the
Custodian shall deliver from
Moscow, Russian Federation,
office of the Custodian,
subject to Sections 2.06, 3.01
and 3.02 and to the other
terms and conditions of the
Deposit Agreement, to or
upon the written order of the
person or persons designated
in the order delivered to the
Depositary as above
provided, documents
evidencing title including
extracts from the Share
Register for the amount of
Deposited Securities
represented by the American
Depositary Shares evidenced
by this Receipt, except that, if
and to the extent practicable,
the Depositary may make
delivery to such person or
persons at the Corporate
Trust Office of the
Depositary of any dividends
or distributions with respect
to the Deposited Securities
represented by the American
Depositary Shares evidenced
by such Receipt, or of any
proceeds of sale of any
dividends, distributions or
rights, which may at the time
be held by the Depositary. At
the request, risk and expense
of any Owner so surrendering
this Receipt, and for the
account of such Owner, the
Depositary shall direct the
Custodian to forward any
cash or other property other
than rights comprising, and
forward a certificate or
certificates and other proper
documents evidencing title
for as described above, the
Deposited Securities
represented by the American
Depositary Shares evidenced
by such Receipt to the
Depositary for delivery at the
Corporate Trust Office of the
Depositary. Such direction
shall be given by letter or, at
the request, risk and expense
of such Owner, by cable,
telex or facsimile
transmission.
3.	TRANSFERS,
SPLIT-UPS, AND
COMBINATIONS
OF RECEIPTS.
      The transfer of this
Receipt is registrable on the
books of the Depositary at its
Corporate Trust Office by the
Owner hereof in person or by
a duly authorized attorney,
upon surrender of this
Receipt properly endorsed for
transfer or accompanied by
proper instruments of transfer
and funds sufficient to pay
any applicable transfer taxes
and the expenses of the
Depositary and upon
compliance with such
regulations, if any, as the
Depositary may establish for
such purpose. This Receipt
may be split into other such
Receipts, or may be
combined with other such
Receipts into one Receipt,
evidencing the same
aggregate number of
American Depositary Shares
as the Receipt or Receipts
surrendered. As a condition
precedent to the execution
and delivery, registration of
transfer, split-up,
combination, or surrender of
any Receipt or withdrawal of
any Deposited Securities, the
Depositary, the Custodian, or
Registrar may require
payment from the depositor
of the Shares or the presenter
of the Receipt of a sum
sufficient to reimburse it for
any tax or other
governmental charge and any
stock transfer or registration
fee with respect thereto
including any such tax or
charge and fee with respect to
Shares being deposited or
withdrawn and payment of
any applicable fees and
expenses as provided in this
Receipt, may require the
production of proof
satisfactory to it as to the
identity and genuineness of
any signature and may also
require compliance with any
regulations the Depositary
may establish consistent with
the provisions of the Deposit
Agreement or this Receipt,
including, without limitation,
this Article 3.
      The delivery of
Receipts against deposits of
Shares generally or against
deposits of particular Shares
may be suspended, or the
transfer of Receipts in
particular instances may be
refused, or the registration of
transfer of outstanding
Receipts generally may be
suspended, during any period
when the transfer books of
the Depositary are closed, or
if any such action is deemed
necessary or advisable by the
Depositary or the Company
at any time or from time to
time because of any
requirement of law or of any
government or governmental
body or commission, or
under any provision of the
Deposit Agreement or this
Receipt, or for any other
reason, subject to the
provisions of the following
sentence. Notwithstanding
any other provision of the
Deposit Agreement or this
Receipt, the surrender of
outstanding Receipts and
withdrawal of Deposited
Securities may not be
suspended subject only to i
temporary delays caused by
closing the transfer books of
the Depositary or the
Company or the deposit of
Shares in connection with
voting at a shareholders
meeting, or the payment of
dividends, ii the payment of
fees, taxes and similar
charges, and iii compliance
with any U.S. or foreign laws
or governmental regulations
relating to the Receipts or to
the withdrawal of the
Deposited Securities.
Without limitation of the
foregoing, the Depositary
shall not knowingly accept
for deposit under the Deposit
Agreement any Shares
required to be registered
under the provisions of the
Securities Act of 1933, unless
a registration statement is in
effect as to such Shares.
4.	LIABILITY
OF OWNER FOR
TAXES.
      If any tax or other
governmental charge shall
become payable with respect
to any Receipt or any
Deposited Securities
represented hereby, such tax
or other governmental charge
shall be payable by the
Owner or holder hereof to the
Depositary, and such Owner
or holder shall be deemed
liable therefor. In addition to
any other remedies available
to it, the Depositary may
refuse to effect any transfer
of this Receipt or any
withdrawal of Deposited
Securities represented by
American Depositary Shares
evidenced by such Receipt
until such payment is made,
and may withhold any
dividends or other
distributions, or may sell for
the account of the Owner or
holder hereof any part or all
of the Deposited Securities
represented by the American
Depositary Shares evidenced
by this Receipt, and may
apply such dividends or other
distributions or the proceeds
of any such sale in payment
of such tax or other
governmental charge and the
Owner or holder hereof shall
remain liable for any
deficiency. The obligations of
Owners and holders of
Receipts under this Article 4
shall survive any transfer of
Receipts pursuant to Section
2.04 of the Deposit
Agreement, any surrender of
Receipts and withdrawal of
Deposited Securities pursuant
to Section 2.05 of the Deposit
Agreement, or the
termination of the Deposit
Agreement pursuant to
Section 6.02 of the Deposit
Agreement.
5.
	WARRANTIE
S OF DEPOSITORS.
      Every person
depositing Shares hereunder
and under the Deposit
Agreement shall be deemed
thereby to represent and
warrant that such Shares and
each certificate therefor are
validly issued, fully paid,
nonassessable, and free of
any pre-emptive rights of the
holders of outstanding Shares
and that the person making
such deposit is duly
authorized so to do. Every
such person shall also be
deemed to represent that the
deposit of such Shares and
the sale of Receipts
evidencing American
Depositary Shares
representing such Shares by
that person are not restricted
under the Securities Act of
1933. Such representations
and warranties shall survive
the deposit of Shares and
issuance of Receipts.
6.	FILING
PROOFS,
CERTIFICATES,
AND OTHER
INFORMATION
      Any person
presenting Shares for deposit
or any Owner or holder of a
Receipt may be required from
time to time to file with the
Depositary or the Custodian
such proof of citizenship or
residence, exchange control
approval, or such information
relating to the registration on
the books of the Company or
the Foreign Registrar, if
applicable, to execute such
certificates and to make such
representations and
warranties, as the Depositary
may deem necessary or
proper. The Depositary may
withhold the delivery or
registration of transfer of any
Receipt or the distribution of
any dividend or sale or
distribution of rights or of the
proceeds thereof or the
delivery of any Deposited
Securities until such proof or
other information is filed or
such certificates are executed
or such representations and
warranties made. No Share
shall be accepted for deposit
unless accompanied by
evidence satisfactory to the
Depositary that any necessary
approval has been granted by
any governmental body in the
Russian Federation which is
then performing the function
of the regulation of currency
exchange.
7.	CHARGES
OF DEPOSITARY.
      The Company agrees
to pay the fees, reasonable
expenses and out-of-pocket
charges of the Depositary and
those of any Registrar only in
accordance with agreements
in writing entered into
between the Depositary and
the Company from time to
time. The Depositary shall
present its statement for such
charges and expenses to the
Company once every three 3
months. The charges and
expenses of the Custodian are
for the sole account of the
Depositary.
      The following charges
shall be incurred by any party
depositing or withdrawing
Shares or by any Owner of
Receipts or by any party
surrendering Receipts or to
whom Receipts are issued
including, without limitation,
issuance pursuant to a stock
dividend or stock split
declared by the Company or
an exchange of stock
regarding the Receipts or
Deposited Securities or a
distribution of Receipts
pursuant to Section 4.03 of
the Deposit Agreement,
whichever applicable 1 taxes
and other governmental
charges, 2	such
registration fees as may from
time to time be in effect for
the registration of transfers of
Shares generally on the Share
Register of the Company
maintained by the Russian
Share Registrar and
applicable to transfers of
Shares to the name of the
Depositary or its nominee or
the Custodian or its nominee
on the making of deposits or
withdrawals under the terms
of the Deposit Agreement, 3
such cable, telex and
facsimile transmission
expenses as are provided in
the Deposit Agreement, 4
such expenses as are incurred
by the Depositary in the
conversion of foreign
currency pursuant to Section
4.05 of the Deposit
Agreement, 5 a fee of $5.00
or less per 100 American
Depositary Shares or portion
thereof for the execution and
delivery of Receipts pursuant
to Sections 2.03, 4.03 or 4.04,
of the Deposit Agreement
and the surrender of Receipts
pursuant t? Sections 2.05 or
6.02 of the Deposit
Agreement, 6 a fee of
U.S.$.02 or less per
American Depositary Share
or portion thereof for any
cash distribution made
pursuant to the Deposit
Agreement including but not
limited to Sections 4.01
through 4.04, and 7 a fee for
the distribution of securities
pursuant to Section 4.02 of
the Deposit Agreement, such
fee being in an amount equal
to the fee for the execution
and delivery of American
Depositary Shares referred to
above which would have
been charged as a result of
the deposit of such securities
for purposes of this clause, 7
a fee of $.01 or less per
American Depositary Share
or portion thereof per year to
cover such expenses as are
incurred for inspections by
the Depositary, the Custodian
or their respective agents of
the Share Register
maintained by the Russian
Share Registrar which fee
shall be assessed against
Owners of record as of the
date set by the Depositary in
accordance with Section 4.06
of the Deposit Agreement not
more often than once each
calendar year, 8 a fee for the
distribution of securities
pursuant to Section 4.02 of
the Deposit Agreement, such
fee being in an amount equal
to the fee for the execution
and delivery of American
Depositary Shares referred to
above which would have
been charged as a result of
the deposit of such securities
for purposes of this clause 8
treating all such securities as
if they were Shares, but
which securities are instead
distributed by the Depositary
to Owners and 9 a fee not in
excess of $1.50 per certificate
for a Receipt or Receipts for
transfers made pursuant to
the terms of the Deposit
Agreement.
      The Depositary,
subject to Article 8 hereof,
may own and deal in any
class of securities of the
Company and its affiliates
and in Receipts.
8.	PRE-
RELEASE OF
RECEIPTS.
      Notwithstanding
Section 2.03 of the Deposit
Agreement, the Depositary
may execute and deliver
Receipts prior to the receipt
of Shares pursuant to Section
2.02 of the Deposit
Agreement Pre-Release. The
Depositary may, pursuant to
Section 2.05 of the Deposit
Agreement, deliver Shares
upon the receipt and
cancellation of Receipts
which have been Pre-
Released, whether or not
such cancellation is prior to
the termination of such Pre-
Release or the Depositary
knows that such Receipt has
been Pre-Released. The
Depositary may receive
Receipts in lieu of Shares in
satisfaction of a Pre-Release.
Each Pre-Release will be a
preceded or accompanied by
a written representation from
the person to whom Receipts
are to be delivered that such
person, or its customer, owns
the Shares or Receipts to be
remitted, as the case may be,
b at all times fully
collateralized with cash or
such other collateral as the
Depositary deems
appropriate, c terminable by
the Depositary on not more
than five 5 business days
notice, and d subject to such
further indemnities and credit
regulations as the Depositary
deems appropriate. The
number of American
Depositary Shares which are
outstanding at any time as a
result of Pre-Release will not
normally exceed thirty
percent 30 of the Shares
deposited under the Deposit
Agreement provided,
however, that the Depositary
reserves the right to change
or disregard such limit from
time to time as it deems
appropriate.
      The Depositary may
retain for its own account any
compensation received by it
in connection with the
foregoing.
9.	TITLE TO
RECEIPTS.
      It is a condition of
this Receipt and every
successive holder and Owner
of this Receipt by accepting
or holding the same consents
and agrees, that title to this
Receipt when properly
endorsed or accompanied by
proper instruments of
transfer, is transferable by
delivery with the same effect
as in the case of a negotiable
instrument, provided,
however, that the Depositary,
notwithstanding any notice to
the contrary, may treat the
person in whose name this
Receipt is registered on the
books of the Depositary as
the absolute owner hereof for
the purpose of determining
the person entitled to
distribution of dividends or
other distributions or to any
notice provided for in the
Deposit Agreement or for all
other purposes.
10.	VALIDITY
OF RECEIPT.
      This Receipt shall not
be entitled to any benefits
under the Deposit Agreement
or be valid or obligatory for
any purpose, unless this
Receipt shall have been
executed by the Depositary
by the manual signature of a
duly authorized signatory of
the Depositary provided,
however, that such signature
may be a facsimile if a
Registrar for the Receipts
shall have been appointed
and such Receipts are
countersigned by the manual
or facsimile signature of a
duly authorized officer of the
Registrar.
11.	REPORTS
INSPECTION OF
TRANSFER
BOOKS.
      The Company
currently furnishes the
Securities and Exchange
Commission hereinafter
called the Commission with
certain public reports and
documents required by
foreign law or otherwise
under Rule 12g3-2b under the
Securities Exchange Act of
1934. Such reports and
communications will be
available for inspection and
copying by holders and
Owners at the public
reference facilities
maintained by the
Commission located at 450
Fifth Street, N.W.,
Washington, D.C. 20549.
      The Depositary will
make available for inspection
by Owners of Receipts at its
Corporate Trust Office any
reports and communications,
including any proxy
soliciting material, received
from the Company which are
both a received by the
Depositary as the holder of
the Deposited Securities and
b made generally available to
the holders of such Deposited
Securities by the Company.
The Depositary will also send
to Owners of Receipts i
copies of such reports when
furnished by the Company
pursuant to Section 5.06 of
the Deposit Agreement, ii
copies of any written
communications provided to
the Depositary by the Russian
Share Registrar pursuant to
Section 5.13bv of the Deposit
Agreement, and iii copies of
any notices given or required
to be given by the Depositary
pursuant to Section 5.13d of
the Deposit Agreement. Any
such reports and
communications, including
any such proxy soliciting
material, furnished to the
Depositary by the Company
shall be furnished in English
to the extent such materials
are required to be translated
into English pursuant to any
regulations of the
Commission.
      The Depositary will
keep books for the
registration of Receipts and
transfers of Receipts which at
all reasonable times shall be
open for inspection by the
Owners of Receipts provided
that such inspection shall not
be for the purpose of
communicating with Owners
of Receipts in the interest of a
business or object other than
the business of the Company
or a matter related to the
Deposit Agreement or the
Receipts.
12. DIVIDENDS
AND
DISTRIBUTIONS.
      Whenever the
Depositary receives any cash
dividend or other cash
distribution on any Deposited
Securities, the Depositary
will, if at the time of receipt
thereof any amounts received
in a foreign currency can in
the judgment of the
Depositary be converted on a
reasonable basis into United
States dollars transferable to
the United States, and subject
to the Deposit Agreement,
convert such dividend or
distribution into Dollars and
will distribute the amount
thus received net of fees and
the expenses of the
Depositary as provided in
Article 7 hereof and Section
5.09 of the Deposit
Agreement to the Owners of
Receipts entitled thereto,
provided, however, that in the
event that the Company or
the Depositary is required to
withhold and does withhold
from any cash dividend or
other cash distribution in
respect of any Deposited
Securities an amount on
account of taxes, the amount
distributed to the Owners of
the Receipts evidencing
American Depositary Shares
representing such Deposited
Securities shall be reduced
accordingly.
      Subject to the
provisions of Sections 4.11
and 5.09 of the Deposit
Agreement, whenever the
Depositary receives any
distribution other than a
distribution described in
Sections 4.01, 4.03 or 4.04 of
the Deposit Agreement, the
Depositary will cause the
securities or property
received by it to be
distributed to the Owners of
Receipts entitled thereto, in
any manner that the
Depositary may deem
equitable and practicable for
accomplishing such
distribution provided,
however, that if in the
opinion of the Depositary
such distribution cannot be
made proportionately among
the Owners of Receipts
entitled thereto, or if for any
other reason the Depositary
deems such distribution not
to be feasible, the Depositary
may adopt such method as it
may deem equitable and
practicable for the purpose of
effecting such distribution,
including, but not limited to,
the public or private sale of
the securities or property thus
received, or any part thereof,
and the net proceeds of any
such sale net of the fees and
expenses of the Depositary as
provided in Article 7 hereof
and Section 5.09 of the
Deposit Agreement shall be
distributed by the Depositary
to the Owners of Receipts
entitled thereto as in the case
of a distribution received in
cash.
      If any distribution
consists of a dividend in, or
free distribution of, Shares,
the Depositary may and shall
if the Company shall so
request, distribute to the
Owners of outstanding
Receipts entitled thereto,
additional Receipts
evidencing an aggregate
number of American
Depositary Shares
representing the amount of
Shares received as such
dividend or free distribution
subject to the terms and
conditions of the Deposit
Agreement with respect to
the deposit of Shares and the
issuance of American
Depositary Shares evidenced
by Receipts, including the
withholding of any tax or
other governmental charge as
provided in Section 4.11 of
the Deposit Agreement and
the payment of the fees and
expenses of the Depositary as
provided in Article 7 hereof
and Section 5.09 of the
Deposit Agreement. In lieu of
delivering Receipts for
fractional American
Depositary Shares in any
such case, the Depositary will
sell the amount of Shares
represented by the aggregate
of such fractions and
distribute the net proceeds,
all in the manner and subject
to the conditions set forth in
the Deposit Agreement. If
additional Receipts are not so
distributed, each American
Depositary Share shall
thenceforth also represent the
additional Shares distributed
upon the Deposited Securities
represented thereby.
      In the event that the
Depositary determines that
any distribution in property
including Shares and rights to
subscribe therefor or any
deposit of Shares, transfer of
Receipts or withdrawal of
Deposited Securities under
the Deposit Agreement is
subject to any tax or other
governmental charge which
the Depositary determines, in
its absolute discretion, it is,
or may be, obligated to
withhold, the Depositary may
by public or private sale
dispose of all or a portion of
such property including
Shares and rights to subscribe
therefor in such amounts and
in such manner as the
Depositary deems necessary
and practicable to pay any
such taxes or charges, and the
Depositary shall distribute
the net proceeds of any such
sale after deduction of such
taxes or charges to the
Owners of Receipts entitled
thereto.
13. RIGHTS.
      In the event that the
Company shall offer or cause
to be offered to the holders of
any Deposited Securities any
rights to subscribe for
additional Shares or any
rights of any other nature, the
Depositary shall have
discretion as to the procedure
to be followed in making
such rights available to any
Owners or in disposing of
such rights on behalf of any
Owners and making the net
proceeds available to such
Owners or, if by the terms of
such rights offering or for
any other reason, the
Depositary may not either
make such rights available to
any Owners or dispose of
such rights and make the net
proceeds available to such
Owners, then the Depositary
shall allow the rights to lapse.
If at the time of the offering
of any rights the Depositary
determines in its discretion
that it is lawful and feasible
to make such rights available
to all or certain Owners but
not to other Owners, the
Depositary may distribute to
any Owner to whom it
determines the distribution to
be lawful and feasible, in
proportion to the number of
American Depositary Shares
held by such Owner, warrants
or other instruments therefor
in such form as it deems
appropriate.
      In circumstances in
which rights would otherwise
not be distributed, if an
Owner of Receipts requests
the distribution of warrants or
other instruments in order to
exercise the rights allocable
to the American Depositary
Shares of such Owner
hereunder, the Depositary
will make such rights
available to such Owner upon
written notice from the
Company to the Depositary
that a the Company has
elected in its sole discretion
to permit such rights to be
exercised and b such Owner
has executed such documents
as the Company has
determined in its sole
discretion are reasonably
required under applicable
law.
      If the Depositary has
distributed warrants or other
instruments for rights to all or
certain Owners, then upon
instruction from such an
Owner pursuant to such
warrants or other instruments
to the Depositary from such
Owner to exercise such
rights, upon payment by such
Owner to the Depositary for
the account of such Owner of
an amount equal to the
purchase price of the Shares
to be received upon the
exercise of the rights, and
upon payment of the fees and
expenses of the Depositary
and any other charges as set
forth in such warrants or
other instruments, the
Depositary shall, on behalf of
such Owner, exercise the
rights and purchase the
Shares, and the Company
shall cause the Shares so
purchased to be delivered to
the Depositary on behalf of
such Owner. As agent for
such Owner, the Depositary
will cause the Shares so
purchased to be deposited
pursuant to Section 2.02 of
the Deposit Agreement, and
shall, pursuant to Section
2.03 of the Deposit
Agreement, execute and
deliver Receipts to such
Owner. In the case of a
distribution pursuant to the
second paragraph of this
Article 13, such Receipts
shall be legended in
accordance with applicable
U.S. laws, and shall be
subject to the appropriate
restrictions on sale, deposit,
cancellation, and transfer
under such laws.
      If the Depositary
determines in its discretion
that it is not lawful and
feasible to make such rights
available to all or certain
Owners, it may sell the
rights, warrants or other
instruments in proportion to
the number of American
Depositary Shares held by the
Owners to whom it has
determined it may not
lawfully or feasibly make
such rights available, and
allocate the net proceeds of
such sales net of the fees and
expenses of the Depositary as
provided in Section 5.09 of
the Deposit Agreement and
all taxes and governmental
charges payable in
connection with such rights
and subject to the terms and
conditions of the Deposit
Agreement for the account of
such Owners otherwise
entitled to such rights,
warrants or other instruments,
upon an averaged or other
practical basis without regard
to any distinctions among
such Owners because of
exchange restrictions or the
date of delivery of any
Receipt or otherwise.
      The Depositary will
not offer rights to Owners
unless both the rights and the
securities to which such
rights relate are either exempt
from registration under the
Securities Act of 1933 with
respect to a distribution to all
Owners or are registered
under the provisions of such
Act. If an Owner of Receipts
requests the distribution of
warrants or other instruments,
notwithstanding that there
has been no such registration
under such Act, the
Depositary shall not effect
such distribution unless it has
received an opinion from
recognized counsel in the
United States for the
Company upon which the
Depositary may rely that such
distribution to such Owner is
exempt from such
registration.
      The Depositary shall
not be responsible for any
failure to determine that it
may be lawful or feasible to
make such rights available to
Owners in general or any
Owner in particular.
14. CONVERSION
OF FOREIGN
CURRENCY.
      Whenever the
Depositary shall receive
foreign currency, by way of
dividends or other
distributions or the net
proceeds from the sale of
securities, property or rights,
into the Depositarys foreign
investment account in the
Russian Federation, and if at
the time of the receipt thereof
the foreign currency so
received can in the judgment
of the Depositary be
converted on a reasonable
basis into Dollars and the
resulting Dollars transferred
to the United States, the
Depositary shall convert or
cause to be converted, by sale
or in any other manner that it
may determine, such foreign
currency into Dollars, and
such Dollars shall be
distributed to the Owners
entitled thereto or, if the
Depositary shall have
distributed any warrants or
other instruments which
entitle the holders thereof to
such Dollars, then to the
holders of such warrants
andor instruments upon
surrender thereof for
cancellation. Such
distribution may be made
upon an averaged or other
practicable basis without
regard to any distinctions
among Owners on account of
exchange restrictions, the
date of delivery of any
Receipt or otherwise and
shall be net of any expenses
of conversion into Dollars
incurred by the Depositary as
provided in Section 5.09 of
the Deposit Agreement.
      If such conversion or
distribution can be effected
only with the approval or
license of any government or
agency thereof, the
Depositary shall file such
application for approval or
license, if any, as it may, in
its discretion, deem desirable.
      If at any time the
Depositary shall determine
that in its judgment any
foreign currency received by
the Depositary is not
convertible on a reasonable
basis into Dollars transferable
to the United States, or if any
approval or license of any
government or agency
thereof which is required for
such conversion is denied or
in the opinion of the
Depositary is not obtainable,
or if any such approval or
license is not obtained within
a reasonable period as
determined by the
Depositary, the Depositary
may distribute the foreign
currency or an appropriate
document evidencing the
right to receive such foreign
currency received by the
Depositary to, or in its
discretion may hold such
foreign currency uninvested
and without liability for
interest thereon for the
respective accounts of, the
Owners entitled to receive the
same.
      If any such
conversion of foreign
currency, in whole or in part,
cannot be effected for
distribution to some of the
Owners entitled thereto, the
Depositary may in its
discretion make such
conversion and distribution in
Dollars to the extent
permissible to the Owners
entitled thereto and may
distribute the balance of the
foreign currency received by
the Depositary to, or hold
such balance uninvested and
without liability for interest
thereon for the respective
accounts of, the Owners
entitled thereto.
15. RECORD
DATES.
      Whenever any cash
dividend or other cash
distribution shall become
payable or any distribution
other than cash shall be
made, or whenever rights
shall be issued with respect to
the Deposited Securities, or
whenever for any reason the
Depositary causes a change
in the number of Shares that
are represented by each
American Depositary Share,
or whenever the Depositary
shall receive notice of any
meeting of holders of Shares
or other Deposited Securities,
or whenever the Depositary
shall find it necessary or
convenient the Depositary
shall fix a record date a for
the determination of the
Owners of Receipts who shall
be i entitled to receive such
dividend, distribution or
rights or the net proceeds of
the sale thereof or ii entitled
to give instructions for the
exercise of voting rights at
any such meeting, b on or
after which each American
Depositary Share will
represent the changed
number of Shares, subject to
the provisions of the Deposit
Agreement or c for the
determination of the Owners
who shall be responsible for
the fee assessed by the
Depositary pursuant to
Article 7 hereof for
inspection of the Share
Register maintained by the
Russian Share Registrar.
16.	VOTING OF
DEPOSITED
SECURITIES.
      Upon receipt of notice
of any meeting of holders of
Shares or other Deposited
Securities, if requested in
writing by the Company, the
Depositary shall, as soon as
practicable thereafter, mail to
the Owners of Receipts a
notice, the form of which
notice shall be in the sole
discretion of the Depositary,
which shall contain a such
information as is contained in
such notice of meeting
received by the Depositary
from the Company, b a
statement that the Owners of
Receipts as of the close of
business on a specified record
date will be entitled, subject
to any applicable provision of
law and of the Charter of the
Company, to instruct the
Depositary as to the exercise
of the voting rights, if any,
pertaining to the amount of
Shares or other Deposited
Securities represented by
their respective American
Depositary Shares and c a
statement as to the manner in
which such instructions may
be given including an express
indication that instructions
may be given or deemed
given in accordance with the
penultimate sentence of this
paragraph if no instructions is
received by the Depositary to
give discretionary proxy to a
person designated by the
Company. Upon written
request of an Owner on such
record date, received on or
before the date established by
the Depositary for such
purposes, the Depositary
shall endeavor, in so far as
practicable, to vote or cause
to be voted the amount of
Shares or other Deposited
Securities represented by
American Depositary Shares
evidenced by such Receipt in
accordance with the
instructions set forth in such
request. The Depositary shall
not vote or attempt to
exercise the right to vote that
attached to the Shares or
other Deposited Securities,
other than in accordance with
such instructions. If no
instructions are received by
the Depositary from any
Owner with respect to any of
the Deposited Securities
represented by the American
Depositary Shares evidenced
by such Owners Receipts in
or before the date established
by the Depositary for such
purpose, the Depositary shall
deem such Owner to have
instructed the Depositary to
give a discretionary proxy to
a person designated by the
Company with respect to
such Deposited Securities
and the Depositary shall give
a discretionary proxy to a
person designated by the
Company to vote such
Deposited Securities,
provided that no such
instructions shall be deemed
given and no such
discretionary proxy shall be
given with respect to any
matter as to which the
Company informs the
Depositary and the Company
agrees to provide such
information as promptly as
practicable in writing that x
the Company does not wish
such proxy to be given, y
substantial opposition exists
or z such matter materially
and adversely affects the
rights of holders of Shares.
The Depositary shall if
requested by the Company
deliver at least two Business
Days prior to the date such
meeting, to the Company, to
the attention of its Secretary,
copies of all instructions
received from Owners in
accordance with which the
Depositary will vote, or cause
to be voted, the Deposited
Securities represented by the
American Depositary Shares
evidenced by such Receipts
at such meeting. Delivery
instructions will be made at
the expense of the Company
unless otherwise agreed in
writing by the Company and
the Depositary provided that
payment of such expense
shall not be a condition
precedent to the obligations
of the Depositary under this
Section.
17.	CHANGES
AFFECTING
DEPOSITED
SECURITIES.
      In circumstances
where the provisions of
Section 4.03 of the Deposit
Agreement do not apply,
upon any change in nominal
value, change in par value,
split-up, consolidation, or any
other reclassification of
Deposited Securities, or upon
any recapitalization,
reorganization, merger or
consolidation, or sale of
assets affecting the Company
or to which it is a party, any
securities which shall be
received by the Depositary or
a Custodian in exchange for
or in conversion of or in
respect of Deposited
Securities shall be treated as
new Deposited Securities
under the Deposit
Agreement, and American
Depositary Shares shall
thenceforth represent the new
Deposited Securities so
received in exchange or
conversion, unless additional
Receipts are delivered
pursuant to the following
sentence. In any such case the
Depositary may, and shall if
the Company shall so
request, execute and deliver
additional Receipts as in the
case of a dividend in Shares,
or call for the surrender of
outstanding Receipts to be
exchanged for new Receipts
specifically describing such
new Deposited Securities.
18. LIABILITY OF
TEE COMPANY
AND DEPOSITARY.
      Neither the
Depositary nor the Company
nor any of their respective
directors, employees, agents
or affiliates shall incur any
liability to any Owner or
holder of any Receipt, if by
reason of any provision of a
any present or future law or
regulation of the United
States, the Russian
Federation or any other
country, or of any other
governmental or regulatory
authority or stock exchange,
or by reason of any act of
God or war or other
circumstances beyond its
control, or b in the case of the
Depositary only, i any act or
failure to act of the Company
or its agents, including the
Russian Share Registrar, or
their respective directors,
employees, agents or
affiliates, ii any provision,
present or future, of the
Charter of the Company or
any other instrument of the
Company governing the
Deposited Securities or iii
any provision of any
securities issued or
distributed by the Company,
or any offering or distribution
thereof, the Depositary or the
Company shall be prevented
or forbidden from or be
subject to any civil or
criminal penalty on account
of doing or performing any
act or thing which by the
terms of the Deposit
Agreement it is provided
shall be done or performed
including, in the case of the
Depositary, delivery of any
Deposited Securities or
distribution of cash or
property in respect thereof
pursuant to Articles 12 and
13 hereof nor shall the
Depositary or the Company
or any of their respective
directors, employees, agents
or affiliates incur any liability
to any Owner or holder of a
Receipt by reason of any
nonperformance or delay,
caused as aforesaid, in the
performance of any act or
thing which by the terms of
the Deposit Agreement it is
provided shall or may be
done or performed, or by
reason of any exercise of, or
failure to exercise, any
discretion provided for in the
Deposit Agreement. Where,
by the terms of a distribution
pursuant to Sections 4.01,
4.02, or 4.03 of the Deposit
Agreement, or an offering or
distribution pursuant to
Section 4.04 of the Deposit
Agreement, such distribution
or offering may not be made
available to Owners of
Receipts, and the Depositary
may not dispose of such
distribution or offering on
behalf of such Owners and
make the net proceeds
available to such Owners,
then the Depositary shall not
make such distribution or
offering, and shall allow any
rights, if applicable, to lapse.
Neither the Company nor the
Depositary assumes any
obligation or shall be subject
to any liability under the
Deposit Agreement to
Owners or holders of
Receipts, except that i the
Company agrees to perform
its obligations specifically set
forth in the Deposit
Agreement and ii the
Depositary agrees to perform
its obligations specifically set
forth in the Deposit
Agreement without
negligence or bad faith.
Neither the Depositary nor
the Company shall be under
any obligation to appear in,
prosecute or defend any
action, suit, or other
proceeding in respect of any
Deposited Securities or in
respect of the Receipts,
which in its opinion may
involve it in expense or
liability, unless  indemnity
satisfactory to it against all
expense and liability shall be
furnished as often as may be
required, and the Custodian
shall not be under any
obligation whatsoever with
respect to such proceedings,
the responsibility of the
Custodian being solely to the
Depositary. Neither the
Depositary nor the Company
shall be liable for any action
or inaction by it in reliance
upon the advice of or
information from
accountants, any person
presenting Shares for deposit,
any Owner or holder of a
Receipt, or any other person
believed by it in good faith to
be competent to give such
advice or information or, in
the case of the Depositary
only, legal counsel. The
Depositary shall not be
subject to any liability with
respect to the validity or
worth of the Deposited
Securities. The Depositary
shall not be responsible for
any failure to carry out any
instructions to vote any of the
Deposited Securities, or for
the manner in which any such
vote is cast or the effect of
any such vote, provided that
any such action or inaction is
in good faith. The Depositary
shall not be liable for any acts
or omissions made by a
successor depositary whether
in connection with a previous
act or omission of the
Depositary or in connection
with a matter arising wholly
after the removal or
resignation of the Depositary,
provided that in connection
with the issue out of which
such potential liability arises,
the Depositary performed its
obligations without
negligence or bad faith while
it acted as Depositary. The
Depositary shall not be liable
to the Company, any Owner
or holder of a Receipt or any
other person for the
unavailability of Deposited
Securities or for the failure to
make any distribution of cash
or property with respect
thereto as a result of i any act
or failure to act of the
Company or its agents,
including the Russian Share
Registrar, or their respective
directors, employees, agents
or affiliates, ii any provision
of any present or future law
or regulation of the United
States, the Russian
Federation or any other
country, iii any provision of
any present or future
regulation of any
governmental or regulatory
authority or stock exchange,
iv any provision of any
present or future Charter of
the Company or any other
instrument of the Company
governing the Deposited
Securities, v any provision of
any securities issued or
distributed by the Company,
or any offering or distribution
thereof, or vi any act of God
or war or other circumstance
beyond its control. The
Company agrees to
indemnify the Depositary,
any Custodian, and their
respective directors,
employees, agents and
affiliates and any Custodian
against, and hold each of
them harmless from, any
liability or expense including,
but not limited to, the
expenses of counsel which
may arise out of a any
registration with the
Commission of Receipts,
American Depositary Shares
or Deposited Securities or the
offer or sale thereof, or out of
acts performed or omitted, in
accordance with the
provisions of the Deposit
Agreement and of the
Receipts, as the same may be
amended, modified, or
supplemented from time to
time, i by either the
Depositary or a Custodian or
their respective directors,
employees, agents and
affiliates, except for any
liability or expense arising
out of the negligence or bad
faith of either of them, or ii
by the Company or any of its
directors, employees, agents
and affiliates or b the
unavailability of Deposited
Securities or the failure to
make any distribution of cash
or property with respect
thereto as a result of i any act
or failure to act of the
Company or its agents,
including the Russian Share
Registrar, or their respective
directors, employees, agents
or affiliates, ii any provision
of any present or future
Charter of the Company or
any other instrument of the
Company governing
Deposited Securities or iii
any provision of any
securities issued or
distributed by the Company,
or any offering or distribution
thereof. No disclaimer of
liability under the Securities
Act of 1933 is intended by
any provision of the Deposit
Agreement.
19.
	RESIGNATIO
N AND REMOVAL
OF THE
DEPOSITARY
APPOINTMENT OF
SUCCESSOR
CUSTODIAN.
      The Depositary may
at any time resign as
Depositary hereunder by
written notice of its election
so to do delivered to the
Company, such resignation to
take effect upon the
appointment of a successor
depositary and its acceptance
of such appointment as
provided in the Deposit
Agreement. The Depositary
may at any time be removed
by the Company by written
notice of such removal,
effective upon the
appointment of a successor
depositary and its acceptance
of such appointment as
provided in the Deposit
Agreement. Whenever the
Depositary in its discretion
determines that it is in the
best interest of the Owners of
Receipts to do so, it may
appoint a substitute or
additional custodian or
custodians.
20.
	AMENDMEN
T.
      The form of the
Receipts and any provisions
of the Deposit Agreement
may at any time and from
time to time be amended by
agreement between the
Company and the Depositary
in any respect which they
may deem necessary or
desirable. Any amendment
which shall impose or
increase any fees or charges
other than taxes and other
governmental charges,
registration fees and cable,
telex or facsimile
transmission costs, delivery
costs or other such expenses,
or which shall otherwise
prejudice any substantial
existing right of Owners of
Receipts, shall, however, not
become effective as to
outstanding Receipts until the
expiration of thirty 30 days
after notice of such
amendment shall have been
given to the Owners of
outstanding Receipts. Every
Owner of a Receipt at the
time any amendment so
becomes effective shall be
deemed, by continuing to
hold such Receipt, to consent
and agree to such amendment
and to be bound by the
Deposit Agreement as
amended thereby. In no event
shall any amendment impair
the right of the Owner of any
Receipt to surrender such
Receipt and receive therefor
the Deposited Securities
represented thereby except in
order to comply with
mandatory provisions of
applicable law.
21. TERMINATION
OF DEPOSIT
AGREEMENT.
      The Depositary at any
time at the direction of the
Company, shall terminate the
Deposit Agreement by
mailing notice of such
termination to the Owners of
all Receipts then outstanding
at least ninety 90 days prior
to the date fixed in such
notice for such termination.
The Depositary may likewise
terminate the Deposit
Agreement by mailing notice
of such termination to the
Company and the Owners of
all Receipts then outstanding
if at any time ninety 90 days
shall have expired after the
Depositary shall have
delivered to the Company a
written notice of its election
to resign and a successor
depositary shall not have
been appointed and accepted
its appointment as provided
in the Deposit Agreement.
On and after the date of
termination, the Owner of a
Receipt will, upon a
surrender of such Receipt at
the Corporate Trust Office of
the Depositary and b payment
of any applicable taxes or
governmental charges and the
fees and expenses of the
Depositary, including the fee
of the Depositary for the
surrender of Receipts referred
to in Article 7 hereof, be
entitled to delivery, to him or
upon his order, of the amount
of Deposited Securities
represented by the American
Depositary Shares evidenced
by such Receipt in the
manner provided in Section
2.05 of the Deposit
Agreement. If any Receipts
shall remain outstanding after
the date of termination, the
Depositary thereafter shall
discontinue the registration of
transfers of Receipts, shall
suspend the distribution of
dividends to the Owners
thereof, and shall not give
any further notices or
perform any further acts
under the Deposit
Agreement, except that the
Depositary shall continue to
collect dividends and other
distributions pertaining to
Deposited Securities, shall
sell rights and other property
as provided in the Deposit
Agreement, and shall
continue to deliver Deposited
Securities, together with any
dividends or other
distributions received with
respect thereto and the net
proceeds of the sale of any
rights or other property, in
exchange for Receipts
surrendered to the Depositary
after deducting, in each case,
the fees of the Depositary for
the surrender of a Receipt,
any expenses for the account
of the Owner of such Receipt
in accordance with the terms
and conditions of the Deposit
Agreement, and any
applicable taxes or
governmental charges. At any
time after the expiration of
one year from the date of
termination, the Depositary
may sell the Deposited
Securities then held under the
Deposit Agreement and may
thereafter hold uninvested the
net proceeds of any such sale,
together with any other cash
then held by it thereunder,
unsegregated and without
liability for interest, for the
pro rata benefit of the
Owners of Receipts which
have not theretofore been
surrendered, such Owners
thereupon becoming general
creditors of the Depositary
with respect to such net
proceeds. After making such
sale, the Depositary shall be
discharged from all
obligations under the Deposit
Agreement, except to account
for such net proceeds and
other cash after deducting, in
each case, the fees of the
Depositary for the surrender
of a Receipt, any expenses
for the account of the Owner
of such Receipt in accordance
with the terms and conditions
of the Deposit Agreement,
and any applicable taxes or
governmental charges. Upon
the termination of the Deposit
Agreement, the Company
shall be discharged from all
obligations under the Deposit
Agreement except for its
obligations to the Depositary
with respect to
indemnification, charges, and
expenses.
22. ARBITRATION
WAIVER OF
IMMUNITIES.
      The Deposit
Agreement provides that any
controversy, claim or cause
of action brought by any
party to the Deposit
Agreement against the
Company arising out of or
relating to the Shares or other
Deposited Securities, the
American Depositary Shares,
the Receipts or the Deposit
Agreement, or the breach
thereof, shall be settled by
arbitration in accordance with
the Commercial Arbitration
Rules of the American
Arbitration Association, and
that judgment upon the award
rendered by the arbitrators
may be entered in any court
having jurisdiction thereof
provided, that in the event of
any third-party litigation to
which the Depositary is a
party and to which the
Company may properly be
joined, the Company may be
so joined in any court in
which such litigation is
proceeding and provided
further that any such
controversy, claim or cause
of action that relates to or is
based upon the provisions of
the Federal securities laws of
the United States or the rules
and regulations promulgated
thereunder may, but need not,
be submitted to arbitration as
provided in the Deposit
Agreement. The Deposit
Agreement further provides
that any controversy, claim or
cause of action arising out of
or relating to the Shares or
other Deposited Securities,
the American Depositary
Shares, the Receipts or the
Deposit Agreement not
subject to arbitration above
shall be litigated in the
Federal and state courts in the
Borough of Manhattan. The
Company has agreed in the
Deposit Agreement to
appoint an agent in the
United States for service of
process.
      To the extent that the
Company or any of its
properties, assets or revenues
may have or hereafter
become entitled to, or have
attributed to it, any right of
immunity, on the grounds of
sovereignty or otherwise,
from any legal action, suit or
proceeding, from the giving
of any relief in any respect
thereof, from setoff or
counterclaim, from the
jurisdiction of any court,
from service of process, from
attachment upon or prior to
judgment, from attachment in
aid of execution or judgment,
or other legal process or
proceeding for the giving of
any relief or for the
enforcement of any
judgment, in any jurisdiction
in which proceedings may at
any time be commenced,
with respect to its
obligations, liabilities or any
other matter under or arising
out of or in connection with
the Shares or Deposited
Securities, the American
Depositary Shares, the
Receipts or the Deposit
Agreement, the Company, to
the fullest extent permitted by
law, hereby irrevocably and
unconditionally waives, and
agrees not to plead or claim,
any such immunity and
consents to such relief and
enforcement.
23. REGISTRATION
OF SHARES
RUSSIAN SHARE
REGISTRAR
SHARE REGISTER.
      a The Company has
agreed in the Deposit
Agreement that it shall, at
any time and from time to
time
      i	take any and
all action as may be
necessary to assure the
accuracy and completeness of
all information set forth in
the Share Register
maintained by the Russian
Share Registrar in respect of
the Shares or Deposited
Securities
      ii	provide or
cause the Russian Share
Registrar to provide to the
Depositary, the Custodian or
their respective agents
unrestricted access to the
Share Register, in such
manner and upon such terms
and conditions as the
Depositary may, in its sole
discretion, deem appropriate,
to permit the Depositary, the
Custodian or their respective
agents to regularly and in any
event not less than monthly
confirm the number of
Deposited Securities
registered in the name of the
Depositary, the Custodian or
their respective nominees, as
applicable, pursuant to the
terms of the Deposit
Agreement and, in
connection therewith, to
provide the Depositary, the
Custodian or their respective
agents, upon request, with a
duplicate extract from the
Share Register duly certified
by the Russian Share
Registrar or some other
evidence of verification
which the Depositary, in its
sole discretion, deems
sufficient
      iii	ensure that the
Russian Share Registrar
promptly and, in the event,
within 72 hours from the time
it is requested to do so by the
Depositary or the Custodian
or any of their respective
agents effects the re-
registration of ownership of
Deposited Securities in the
Share Register in connection
with any deposit or
withdrawal of Shares or
Deposited Securities under
the Deposit Agreement
      iv	permit and
cause the Russian Share
Registrar to permit the
Depositary or the Custodian
to register any Shares or
other Deposited Securities
held under the Deposit
Agreement in the name of the
Depositary, the Custodian or
their respective nominees
which may, but
       need not be, a non-
resident of the Russian
Federation and
      v cause the Russian
Share Registrar promptly to
notify the Depositary in
writing at any time that the
Russian Share Registrar A
eliminates the name of a
shareholder of the Company
from the Share Register or
otherwise alters a
shareholders interests in the
Companys shares and such
shareholder alleges to the
Company or the Russian
Share Registrar or publicly
that such elimination or
alteration is unlawful B no
longer will be able materially
to comply with, or has
engaged in conduct that
indicates it will not materially
comply with, the provisions
of the Deposit Agreement
relating to it including,
without limitation, Section
5.13 thereof C refuses to re-
register shares of the
Company in the name of a
particular purchaser and such
purchaser or its respective
seller alleges that such refusal
is unlawful D holds shares of
the Company for its own
account or E has materially
breached the provisions of
the Deposit Agreement
relating to it including,
without limitation, Section
5.13 thereof and has failed to
cure such breach within a
reasonable time.
      b	The Company
has agreed in the Deposit
Agreement that it shall be
solely liable for any act or
failure to act on the part of
the Russian Share Registrar
and that the Company shall
be solely liable for the
unavailability of the
Deposited Securities or for
the failure of the Depositary
to make any distribution of
cash or property with respect
thereto as a result of i any act
or failure to act of the
Company or its agents,
including the Russian Share
Registrar, or their respective
directors, employees, agents
or abliates, ii any provision of
any present or future Charter
of the Company or any other
instrument of the Company
governing the Deposited
Securities, or iii any
provision of any securities
issued or distributed by the
Company, or any offering or
distribution thereof.
      c	The
Depositary has agreed in the
Deposit Agreement that the
Depositary or the Custodian
will regularly and in any
event not less than monthly
confirm the number of
Deposited Securities
registered in the name of the
Depositary, the Custodian or
their respective nominees, as
applicable, pursuant to the
terms of the Deposit
Agreement. The Company
and the Depositary have
agreed in the Deposit
Agreement that, for purposes
of the rights and obligations
under the Deposit Agreement
and this Receipt of the parties
thereto and hereto, the
records of the Depositary and
the Custodian shall be
controlling for all purposes
with respect to the number of
Shares or other Deposited
Securities which should be
registered in the name of the
Depositary, the Custodian or
their respective nominees, as
applicable, pursuant to the
terms of the Deposit
Agreement. In the event of
any material discrepancy
between the records of the
Depositary or the Custodian
and the Share Register, then,
if an officer of the ADR
Department of the Depositary
has actual knowledge of such
discrepancy, the Depositary
shall promptly notify the
Company. In the event of any
discrepancy between the
records of the Depositary or
the Custodian and the Share
Register, the Company has
agreed that whether or not it
has received any notification
from the Depositary it will i
use its best efforts to cause
the Russian Share Registrar
to reconcile its records to the
records of the Depositary or
the Custodian and to make
such corrections or revisions
in the Share Register as may
be necessary in connection
therewith, and ii to the extent
the Company is unable to so
reconcile such records,
promptly instruct the
Depositary to notify the
Owners of the existence of
such discrepancy. Upon
receipt of such instruction,
the Depositary will promptly
give such notification to the
Owners pursuant to Section
4.09 of the Deposit
Agreement it being
understood that the
Depositary may at any time
give such notification to the
Owners, whether or not it has
received instructions from the
Company and will promptly
cease issuing Receipts
pursuant to Section 2.02 of
the Deposit Agreement until
such time as, in the opinion
of the Depositary, such
records have been
appropriately reconciled.

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